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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2005

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                      1-8726                  58-1550825
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 27, 2005, RPC, Inc. held a conference call to discuss the first quarter 2005 financial results and answer questions from the investment community.

                         CERTAIN ADDITIONAL INFORMATION
                        RELATED TO THE FIRST QUARTER 2005
                      EARNINGS CONFERENCE CALL OF RPC, INC.

RPC's First Quarter 2005 earnings conference call, held on April 27, 2005, contains discussions about our domestic and international revenues for the first quarters 2005 and 2004. For informational purposes, the reconciliation of these numbers to total revenues is set forth below:

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                                                  For the three month period
                                                        ended March 31,
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                                                     2004           2005
                                                    -------        -------
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      Domestic Revenues                             $74,771        $89,994
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      International Revenues                          5,231          2,336
                                                    -------        -------
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          Total Revenues                            $80,002        $92,330
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RPC believes that the changes in foreign and domestic revenues provides useful information to investors who analyze RPC's performance relative to industry statistics such as the domestic rig count.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Except for the historical information contained in this report and the press release and earnings call transcript furnished as exhibits hereto, the statements made by RPC, Inc. are forward-looking statements that involve risks and uncertainties. Such forward-looking statements include (but are not limited to) all information constituting, described as, or relating to guidance, plans, hopes, expectations, predictions, forecasts, guesses, projections, prospects, trends, what will continue to be or should be seen, and any and all other statements that express opinions and discuss, relate to, or describe facts or events in the future, including the performance of the company. All such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of RPC to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Such risks include the volatility of oil and natural gas prices, downturn in the economy leading to decreased oil and gas exploration, inability to identify or complete acquisitions, adverse weather conditions, inability to attract and retain skilled employees, personal injury or property damage claims, and the changes in the supply and demand for oil and gas. Additional factors that could cause the actual results to differ materially from management's forward-looking statements are discussed in RPC's Form 10-K


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filed with the Securities and Exchange Commission for the year ended December
31, 2004. RPC disclaims any obligation or duty to update or modify these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit 99 - Conference Call Transcript dated April 27, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RPC, Inc.

Date: May 2, 2005                          /s/ BEN M. PALMER
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                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer


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